UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2018 (February 13, 2018)

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an “emerging growth company” (as defined in Section 2(a)(19) of the Securities

Act).    Yes  ☐    No  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities

Act.    Yes  ☐    No  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Navistar International Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) on February 13, 2018. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

Proposal 1. The following nominees were elected to the Board of Directors of the Company (the “Board”) to serve a one-year term expiring at the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified. There were no abstentions with respect to this matter. There were 3,594,328 broker non-votes with respect to this matter. The results of the voting for the election of directors were as follows:

Nominee	Votes For	Votes Withheld
Troy A. Clarke	87,943,912	635,706
José María Alapont	88,313,288	266,330
Stephen R. D’Arcy	88,238,831	340,787
Matthias Gründler	86,030,888	2,548,730
Vincent J. Intrieri	87,832,713	746,905
Daniel A. Ninivaggi	88,090,152	489,466
Mark H. Rachesky, M.D.	85,493,772	3,085,846
Andreas H. Renschler	83,709,694	4,869,924
Michael F. Sirignano	88,147,511	432,107
Dennis A. Suskind	88,334,296	245,322

The remaining director who did not stand for election at the Annual Meeting and whose term of office as a director continued after such meeting is Jeffrey A. Dokho. Mr. Dokho fills a seat that is appointed by the United Automobiles, Aerospace and Agricultural Implement Workers of America (the “UAW”) and is not elected by stockholders. His term of office continues until his removal by the UAW.

Proposal 2. The Company’s stockholders approved the non-binding advisory vote on executive compensation. The results of the voting on the non-binding advisory vote on executive compensation were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
87,541,783	800,588	237,247	3,594,328

Proposal 3. The Company’s stockholders approved the material terms of the performance measurements and goals set forth in our 2013 Performance Incentive Plan. The results of the voting on the material terms of the performance measurements and goals set forth in our 2013 Performance Incentive Plan were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
87,871,074	561,151	147,393	3,594,328

Proposal 4. The Company’s stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018. The results of the voting for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
91,866,196	173,661	134,089	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name:	Walter G. Borst
Title:	Executive Vice President and Chief Financial Officer

Dated: February 15, 2018